Exhibit 10.18
                              AMENDED AND RESTATED
                                 LOAN AGREEMENT


                  THIS AGREEMENT is made and entered into as of this 23rd day of April, 1999, by and among Tower Tech, Inc., an Oklahoma corporation (the "Borrower"); Harold D. Curtis (the "Guarantor"); and, People First Bank, a banking corporation organized under the laws of the State of Oklahoma (the "Bank").

                              W I T N E S S E T H:

                  WHEREAS, as of December 7, 1998, Borrower and Bank entered into a Loan Agreement with respect to an extension of credit made by Bank to Borrower in the maximum principal amount of $4,000,000.00; and,

                  WHEREAS, Guarantor has unconditionally guaranteed payment of Bank's extension of credit to Borrower; and,

                  WHEREAS, Borrower has requested that Bank increase the amount of the extension of credit, and Bank has agreed to do so, upon the terms and subject to the conditions set forth in this Amended and Restated Loan Agreement.

                  NOW,  THEREFORE,  in  consideration of the premises and of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Bank, the Borrower and the Guarantor hereby covenant and agree as follows:

         1.   DEFINITIONS.

                  1.1 Terms Previously Defined. Except as otherwise specifically set forth, the terms defined in the Recitals to this Agreement shall have the same meaning when used hereinafter

                  1.2 Certain Definitions. As used in this Agreement, the following terms shall have the meanings indicated below, unless the context otherwise requires, and the singular shall include the plural and vice-versa:

                             1.2.1 Advances shall mean the revolving loans made and to be made from time to time by the Bank to the Borrower, as provided in paragraph 2.

                            1.2.2 Affiliate shall mean, with respect to the Borrower, any person, corporation, partnership, limited liability company or association which owns or controls more than 10% of the issued and outstanding capital stock of the Borrower at any time, or any corporation, partnership or association in which Borrower owns or controls more than 10% of the issued and outstanding capital stock, partnership interest or other ownership interest.


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                            1.2.3   Agreement   and  such  terms  as   "herein,"
         "hereof," "hereby," "hereunder," and the like shall mean and refer to this Amended and Restated Loan Agreement, together with any and all exhibits attached hereto and any and all supplements, modifications or amendments hereto.

                            1.2.4   Aggreko   Note  shall   mean  that   certain
         promissory note, dated December 4, 1998, from Aggreko, Inc., to Borrower, in principal amount of $1,350,000.00.

                            1.2.5 Base Rate shall mean that fluctuating annual rate of interest published in the Money Rates Section of the Wall Street Journal, from time to time, as the "Prime Rate."

                            1.2.6 Borrowing Base shall mean, as of any particular date, the sum of (i) 75 % of Eligible Receivables, plus
         (ii) 50% of Inventory.

                            1.2.7 Borrowing Base Certificate and Compliance Statement shall mean the Borrowing Base Certificate, Request for Advance and Compliance Statement in form attached hereto as Exhibit "E" to be delivered to Bank by Borrower as set forth in paragraphs 4.1.7,
         4.2.1 and 6.1.3.

                            1.2.8 Borrower's Security Agreement shall mean the Security Agreement to be executed and delivered by Borrower to Bank at Closing, in form attached hereto as Exhibit "B".

                            1.2.9 Business Day shall mean that portion of any day, other than a Saturday, a Sunday or a legal holiday for commercial banks under the laws of the United States, during which the Bank is open for substantially all of its normal banking functions.

                            1.2.10 Closing Date shall mean the time and date, as provided in paragraph 2.12, on which the Loan Documents are executed and delivered by the appropriate parties thereto.

                            1.2.11 Code shall mean the Uniform Commercial Code of the State of Oklahoma, as the same may from time to time be in effect.

                            1.2.12 Collateral shall mean and refer to the items of collateral described in paragraph 3 of this Agreement.

                            1.2.13   Commitment   shall   mean  the   amount  of
         $6,500,000.00. The Borrower may reduce the Commitment as provided in paragraph 2.8 hereof.

                            1.2.14 Collateral Assignment shall mean the Collateral Assignment of the Aggreko Note, to be executed and delivered by Borrower to Bank at Closing, in form attached hereto as Exhibit "C".

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                            1.2.15 Debt shall mean and include,  as of any date,
         all items which, in accordance with generally accepted accounting principles, would be included on the liabilities side of the Borrower's consolidated balance sheet, including all obligations under leases which, in accordance with generally accepted accounting principles, would be recorded as capital leases, but excluding stated capital, paid-in capital and retained earnings and deferred income taxes.

                            1.2.16 Default shall mean the occurrence of any event which, but for the giving of notice or the passage of time, or both, would constitute an Event of Default.

                            1.2.17 Eligible Receivable shall mean a Receivable of the Borrower (i) which arises from a bona fide, outright sale of inventory or for services performed, or expenses incurred in the normal course of business and (ii) which is based upon a valid, enforceable and legally binding order or contract, and (iii) as to which an invoice for payment has been sent to the account debtor and for which the account debtor is unconditionally obligated and liable to make payment thereof, and (iv) in and to which the rights of the Borrower are absolute and not subject to any assignment, claim, lien or security interest (except in favor of the Bank), and (v) except as otherwise agreed by Bank, which is not an intracompany account receivable or an account receivable between the Borrower and any Affiliate of the Borrower, and (vi) which is not evidenced by any note, chattel paper, trade acceptance, draft, check or other instrument with respect thereto or in payment thereof, and (vii) except as otherwise agreed by Bank, as to which the account debtor thereof has not died and is not the subject of dissolution, liquidation, termination of existence, insolvency, business failure, receivership, bankruptcy, readjustment of debt, assignment for the benefit of creditors or similar proceedings, and
         (viii) which has not been outstanding for more than 90 days from date of invoice, and (ix) which is not owed by an account debtor not a resident of the United States or who has outstanding invoices from the Borrower 50% or more of which in dollar amount have been outstanding for more than 90 days, and (x) which does not arise from the sale of concrete or concrete products. At any particular date, the Eligible Receivables shall be the sum of the unpaid principal balance of all of the accounts receivable, as defined above; provided, however, that Receivables from any one account debtor shall not exceed 20% of the Eligible Receivables, unless otherwise approved by Bank.

                            1.2.18 ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended and as in effect from time to time.

                            1.2.19 Event of Default shall mean the occurrence of any of the events specified in paragraph 8.

                            1.2.20 General Intangibles shall mean all property included within the meaning assigned to that term under Article 9 of the Code.

                            1.2.21 Guaranty shall mean the Guaranty Agreement to be executed in favor of the Bank by the Guarantor pursuant to paragraph 3.2, substantially in the form of Exhibit "D" attached hereto.

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                           1.2.22  Indebtedness  shall  mean  and  include  all
         liabilities, obligations or indebtedness of the Borrower to the Bank, of every kind and description, now existing or hereafter incurred, direct or indirect, absolute or contingent, due or to become due, matured or unmatured, and whether or not of the same or a similar class or character as the Advances and whether or not contemplated by the Bank or the Borrower, together with future advances and all extensions and renewals.

                            1.2.23 Inventory shall mean all of Borrower's inventory and stock in trade, including, without limitation, any inventory purchased and for which payment has been made, but not delivered, wherever located, but excluding, for purposes of the calculation of the Borrowing Base, work in process. For purposes hereof, Inventory shall be valued at the lower of cost or market value.

                            1.2.24 Loan Documents shall mean this Loan Agreement, the Note, the Collateral Assignment, the Guaranty, the Security Agreement, and all other instruments and documents executed or issued or to be executed or issued pursuant hereto or thereto or in connection with the Loan, and all amendments, modification, extensions and renewals of any of the foregoing.

                            1.2.25  The Loan shall mean and refer to the
         extension of credit from Bank to Borrower evidenced by the Note.

                            1.2.26 The Note shall mean and refer to the Promissory Note to be executed and delivered by Borrower to Bank, in form attached hereto as Exhibit "A", and all renewals and extensions thereof.

                            1.2.27 Proceeds shall mean, with respect to the Collateral, property included within the meaning assigned to that term under the Code and, in any event, shall include, but shall not be limited to, (i) any and all Proceeds of any insurance, judgment, indemnity, warranty or guaranty payable to or for the account of Borrower, from time to time, with respect to any of the Collateral;
         (ii) any and all Proceeds in the form of accounts, collections, contract rights, documents, instruments, chattel paper or general intangibles relating in whole or in part to the Collateral; and (iii) any and all payments (in any form whatsoever) made or due and payable to or for the account of Borrower, from time to time, in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental department, commission, board, bureau, authority, agency or body (domestic or foreign).

                              1.2.28 Receivables shall mean all accounts, accounts receivable and any other obligations or indebtedness owed to Borrower from whatever source arising; all rights of Borrower to receive any payments in money or kind; all guarantees of Receivables and security thereof; all cash or non-cash proceeds of all of the foregoing; all of the right, title and interest of Borrower in and with respect to the goods, services or other property which gave rise to or which secure any of the Receivables, and insurance policies and proceeds relating thereto, and all of the rights of Borrower as an unpaid seller of goods or services, including, without limitation, the rights of stoppage in transit, replevin, reclamation and resale; and all of the foregoing, whether now existing or hereafter created or acquired.
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


                  1.3 Accounting Terms. Accounting and financial terms used herein and not otherwise defined with respect to the Borrower's financial statements and financial position shall have the meanings ascribed thereto pursuant to generally accepted accounting principles in effect from time to time, applied on a consistent basis, as set forth in opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or Statements of the Financial Accounting Standards Board which may be applicable in the circumstances as of the date involved.

                  1.4 Terms Defined in Code. Definitions contained in the Code shall apply to terms, words and phrases used herein, except that in case of any conflict between such definitions and definitions contained in Article 9 of the Code, the Article 9 definitions shall apply.

         2. LENDING AGREEMENT

                  2.1  Loan.  Subject  to  the  terms  and  conditions  of  this
Agreement and applicable Loan Documents, and in reliance upon the representations and warranties contained herein and therein, the Bank agrees to make the Loan in favor of the Borrower, which shall be available during the period from the Closing Date until June 1, 2000, and which may be drawn upon, in whole or in part, by Advances from the Bank pursuant to paragraph 2.2.

                  The aggregate principal amount of all such Advances at any one time outstanding shall not exceed the lesser of (i) the Commitment (as the same may be reduced by the Borrower pursuant to paragraph 2.8) or (ii) the Borrowing Base. The Loan shall be a revolving credit facility, and, subject to the terms and conditions of this Agreement, the Borrower shall be permitted to make prepayments (as provided in paragraph 2.5) and reborrowings thereunder.

                  2.2 Advances on Loan. All Advances on the Loan shall be subject to the following terms and conditions:

                            2.2.1 Use of Proceeds. Advances shall be used by the Borrower only for Borrower's business purposes.

                            2.2.2 Borrowing Base Certificate and Compliance Statement. The Borrower shall have delivered to the Bank a properly completed and executed Borrowing Base Certificate and Compliance Statement, stating the amount of the disbursement requested, at least one (1) Business Day prior to the date of each requested Advance. Each request for an Advance shall be in an amount not less than $10,000.00.

                            2.2.3 Obligation to Make Advances. Notwithstanding any provision of this Agreement, the Bank shall not be required to make any Advance hereunder if the conditions precedent in paragraph 4 hereof have not been satisfied or if any Event of Default has occurred and is continuing.




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



                  2.3 The Note. The Advances made by the Bank under the Loan shall be evidenced by the Note, which shall be made, executed and delivered by the Borrower at the Closing. Notwithstanding the principal amount stated on the face of the Note, the actual principal amount due from the Borrower on account thereof shall be the sum of all Advances made by the Bank, less all principal payments actually received by the Bank in collected funds thereon. All Advances shall be recorded by the Bank on its books or at its option endorsed on the reverse side of the Note, and the unpaid principal balance so recorded or endorsed shall be conclusive evidence of the principal amount owing thereon, absent manifest error.

                  2.4  Interest.

                            2.4.1 Rate. The unpaid principal amount of all Advances on the Loan from time to time outstanding shall bear interest prior to Default at a rate equal to the sum of two percent (2.0%) plus the Base Rate. Upon the occurrence of an Event of Default, the unpaid principal amount on all Advances from time to time outstanding on the Notes shall bear interest at a rate equal to the greater of (i) the sum of eight percent (8.0%) plus the Base Rate, or (ii) fifteen percent (15%) per annum. Interest rate changes in the Base Rate will be effective on the day of the rate change, without notice to Borrower or Guarantor.

                            2.4.2  Basis  of  Computation.   Interest  shall  be
         computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

                           2.4.3 Payment Dates. Interest and principal payments on the Note shall be due and payable at the times specified in the Note.

                  2.5 Optional Prepayments. The Borrower may from time to time prepay the outstanding Advances on the Loan, in whole or in part, without premium or penalty.

                  2.6 Mandatory Prepayments. If at any time the aggregate principal amount of all outstanding Advances on the Loan exceeds the amount available for Advances, as set forth in paragraph 2.1, the Borrower shall immediately make a mandatory prepayment on the Note to the extent necessary to reduce the principal balance outstanding to the amount specified in paragraph 2.1.

                  2.7 Making of Payments. All payments, including prepayments, of principal of, or interest on, the Note shall be made in immediately available funds by the Borrower to the Bank. Whenever a payment is due on a day other than a Business Day, the due date shall be extended to the next succeeding Business Day and interest (if any) shall accrue during such extension. All payments shall be made to the Bank at its principal office in Oklahoma City, Oklahoma, not later than 2:00 p.m., Oklahoma City time, on the date due, and funds received after that hour shall be deemed to have been received by the Bank on its next following Business Day.

     2.8 Reduction of Commitment. The Borrower may, from time to time, on at least five (5) Business Days' prior written notice received by the Bank, permanently reduce the amount of the Commitment, but only upon repayment of the amount, if any, by which the aggregate unpaid principal amount of all outstanding Advances on the Loan exceeds the amount available for Advances thereon after giving effect to such reduction. Any such reduction shall be in an aggregate amount of $50,000.00 or an integral multiple thereof

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                  2.9  Minimum  Advance  Outstanding  on the Loan.  At all times during the term of this Agreement, the Borrower will maintain a minimum Advance of $10,000.00 on the Loan.

                  2.10 Renewal and Extension. In the event the Loan is renewed and extended, then the terms and provisions of this Agreement shall continue in full force and effect, except as may otherwise be agreed in writing by the Borrower and the Bank. Notwithstanding the foregoing, nothing contained in this Agreement shall be construed as obligating the Bank to agree or consent to any such renewal and extension.

                  2.11 Maximum Lawful Interest Rate. It is not the intention of the Bank or the Borrower to violate the laws of any applicable jurisdiction relating to usury or other restrictions on the maximum lawful interest rate. The Loan Documents and all other agreements between the Borrower and the Bank, whether written or oral, are hereby limited so that in no event shall the interest paid or agreed to be paid to the Bank for the use, forbearance or detention of money loaned, or for the payment or performance of any covenant or obligation contained herein or in any other Loan Document, exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provision hereof or of any other Loan Document, at the time the performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity. If from any such circumstances, the Bank shall ever receive anything of value deemed interest under applicable law which would exceed interest at the highest lawful rate, such excessive interest shall be applied to the reduction of the principal amount owing hereunder, and not the payment of interest, or if such excessive interest exceeds any unpaid balance of principal, such excess shall be refunded to the Borrower. All sums paid or agreed to be paid to the Bank for the use, forbearance or detention of monies shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate of interest on account of such indebtedness is uniform throughout the term thereof. This paragraph 2.11 shall control every other provision of the Loan Documents and all other agreements between the Bank and the Borrower contemplated thereby.

                  2.12 Closing. The Closing shall be held on or before April 23, 1999, at 10:00, a.m., at the offices of the Bank, 1601 S.E. 19th, Edmond, Oklahoma, or at such other time, date or place as may be agreeable to the Bank and the Borrower.

         3. GUARANTY AND COLLATERAL

                  3.1 Prior Collateral Unaffected. Nothing in this Agreement shall be deemed to affect or impair the validity, enforceability or priority of the security agreement and other collateral pledges previously executed and delivered to Bank by Borrower, and the Borrower hereby ratifies and reaffirms said prior security agreement and other collateral pledges.

3.2 Guaranty. To secure the timely payment of the Indebtedness, including the Loan, the Borrower shall cause the Bank to receive, and there to be maintained at all times during the term of this Agreement and until the Indebtedness is paid and satisfied in full, the absolute and continuing guaranty of payment of the Indebtedness from the Guarantor. At the Closing, the Borrower shall cause the Bank to receive the duly executed and delivered Guaranty from the Guarantor.

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                  3.3 Borrower's Security Agreement. To secure timely payment of the Indebtedness, including the Loan, at Closing, Borrower will execute and deliver to Bank the Borrower's Security Agreement granting to Bank a prior and perfected security interest in all Receivables, General Intangibles (excluding trade marks, trade names, patents and copyrights) and Inventory now owned or hereafter acquired, including products and Proceeds. Borrower shall further grant Bank a security interest in Borrower's trademarks, trade names and patents, subject only to the existing liens thereon. Borrower shall further execute and deliver to Bank such Financing Statements and other instruments as Bank may reasonably require to perfect the security interest granted to Bank in all jurisdictions in which Borrower transacts business.

                  3.4 Collateral Assignment. At Closing, to secure timely payment of the Indebtedness, Borrower shall execute and deliver to Bank the Collateral Assignment. Borrower shall further deliver to Bank the written acknowledgment of, and consent to, the Collateral Assignment, executed by Aggreko, Inc.

         4. CONDITIONS OF LENDING. The obligation of the Bank to perform this Agreement and to make any Advance is subject to the performance and existence of the following conditions precedent:

                  4.1 Conditions to Closing. At and as of the Closing Date:

                            4.1.1 No Defaults. There shall have not have occurred and be continuing any Default or Event of Default, and the representations and warranties set forth in the Loan Documents shall be true and accurate.

                            4.1.2 Loan Documents The Loan Documents shall have been duly and validly authorized, executed, acknowledged (where appropriate) and delivered to the Bank, all in form and substance satisfactory to Bank and its counsel.

                            4.1.3 Borrower's Organizational Documents. The Bank shall have been provided with the following, all in form and substance satisfactory to the Bank and Bank's counsel:

                                               (a)  Resolutions  adopted  by the
                           Board of Directors of the Borrower duly authorizing the execution, delivery and performance of its obligations under the Loan Documents, certified by its duly elected and acting corporate Secretary, together with certificates of such Secretary as to the incumbency of the officers designated and authorized to execute and deliver the Loan Documents.

                                               (b) A current  certificate issued
                           by the Secretary of State of Oklahoma as to the due organization, existence and good standing of the Borrower.

                                               (c)  A  copy  of  the  Borrower's
                           Articles of Incorporation and By-Laws, and any amendments thereto, certified as true and correct by Borrower's Chief Executive Officer, as of a current date.

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

                            4.1.4 Perfection: Recordings and Filings. All actions shall have been taken as are necessary or appropriate for Bank to maintain a valid and perfected first lien in the personal property described in the Borrower's Security Agreement and the Collateral Assignment, including without limitation, the filing and recording of such Loan Documents as may be necessary and appropriate, and delivery to Bank of the Aggreko Note, duly endorsed by Borrower in favor of Bank, together with the written acknowledgment of, and consent to, the Collateral Assignment, executed by Aggreko, Inc..

                            4.1.5 Insurance. Borrower shall have provided to Bank policies of hazard and liability insurance, certified by the appropriate agent, broker or insurer, or certificates and other evidence in respect thereof, in form and substance satisfactory to the Bank, accompanied by satisfactory evidence of payments of premiums therefor, in the following particulars:

                                    (a)     Liability  Insurance.  General
                  comprehensive public liability insurance insuring Borrower in an amount of not less than $5,000,000.00 per occurrence, and $5,000,000.00 in the aggregate, by a company acceptable to Bank; and,

                                    (b) Casualty  Insurance.  Casualty insurance
                  covering fire and extended coverage risk, endorsed with the standard mortgagees clause in favor of Bank, for the replacement amount of the Borrower's tangible personal property.

                            4.1.6 Financial Information. Borrower shall have provided Bank with copies of financial statements and such other financial information relating to the Borrower as required by the Loan Documents or as otherwise reasonably required in writing by Bank.

                            4.1.7 Borrowing Base Certificate and Compliance Statement. A Borrowing Base Certificate and Compliance Statement, dated as of April 15, 1999 for the period ending March 31, 1999, shall have been delivered to Bank.

                            4.1.8 Legal Matters. All legal matters incident to the Loan Documents and the Credit Facility shall be satisfactory to the Bank and its counsel.

                  4.2  Conditions to Each Advance. Prior to the making of  any
         Advance:

                            4.2.1 Request for Advance. With respect to the Loan, the Bank shall have received a properly completed and executed Borrowing Base Certificate and Compliance Statement in accordance with paragraph 6.1.3.

                            4.2.2 No Defaults. There shall not have occurred and be continuing any Default or Event of Default, and the representations and warranties set forth in the Loan Documents shall be true and accurate as of that date.

                            4.2.3 No Violation. The making of such Advance shall not cause the Bank to be in violation of any statute or regulation or any order or decree of any court or regulatory agency.

         5.   REPRESENTATIONS   AND   WARRANTIES.   In  addition  to  the  other
representations and warranties made herein, the Borrower represents and warrants to the Bank that:

                  5.1 Borrower's Corporate Existence. The Borrower is and will continue to be a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma and duly qualified and licensed as a foreign corporation in all jurisdictions in which it holds any properties or conducts any business, except where failure to be qualified or licensed would not have a material adverse effect on its financial condition, business operations or properties, or render any of its material agreements void or unenforceable, or materially impair its ability to fulfill its obligations under the Loan Documents. The Borrower is duly authorized, qualified and licensed under all applicable laws, regulations, ordinances or orders of public authorities to carry on its business as presently conducted or as contemplated to be conducted.

                  5.2 Authority. Validity and Binding Nature. The Borrower is duly authorized and empowered to execute, deliver and perform the Loan Documents, and all corporate and other action necessary for such execution, delivery and performance has been duly and validly taken. The Loan Documents to which it is a party are valid and binding obligations of the Borrower enforceable in accordance with their respective terms, and the Guaranty is valid and binding obligations of the Guarantor, enforceable in accordance with its terms. The execution, delivery and performance of the Loan Documents will not violate any provisions of the Articles of Incorporation or By-Laws of the Borrower.

                  5.3 Conflicting Agreements and Restrictions. Neither the execution and delivery of the Loan Documents, nor fulfillment or compliance with the terms and provisions thereof, (i) will conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, or result in any violation of any agreement, instrument, undertaking, judgment, decree, order, writ, injunction, statute, law, rule or regulation to which the Borrower is subject, (ii) result in the creation or imposition of any lien, charge or encumbrance on, or security interest in, any property now or hereafter owned by the Borrower pursuant to the provision of any mortgage, indenture, security agreement, contract, undertaking or other agreement, other than the Loan Documents, or (iii) will require any authorization, consent, license, approval or authorization of or other action by, or notice or declaration to, or registration with, any court or administrative or governmental department, commission, board, bureau, authority, agency, or body (domestic or foreign), or, to the extent that any such consent or other action may be required, it has been validly procured or duly taken.

                  5.4 Burdensome Obligations. The Borrower is not subject to any restriction under any agreement or instrument which is so unusual or burdensome as to be likely to have a material adverse effect on the financial condition, business operations or properties of the Borrower or to materially impair the ability of the Borrower to perform its obligations under the Loan Documents.

     5.5 Actions and Proceedings. There is no action or proceeding against or investigation of the Borrower pending or, to the knowledge of the Borrower, threatened, which questions the validity, enforceability or performance of the Loan Documents or which is likely to have a material adverse effect on the financial condition, business operations or properties of the Borrower taken as a whole or to materially impair the Borrower's ability to fulfill its obligations under the Loan Documents.

                  5.6 Financial Condition. The most recent financial statement of the Borrower dated as of February 28, 1999, a copy of which has been furnished to the Bank, is correct and complete in all material respects and fairly presents the financial condition of the Borrower as of the date thereof. There has occurred no material adverse change in the financial condition of the Borrower from the effective date of said Financial statement to the date hereof. The Borrower does not have any contingent obligations, unusual or long-term commitments, or unrealized or anticipated losses from any unfavorable commitment not reflected in such financial statement which are individually or in the aggregate substantial in relation to the financial position of the Borrower.

                  5.7 Ownership of Properties Liens. The Borrower has good and marketable title to, or valid leasehold interests in, all of its respective properties and assets, real or personal, tangible or intangible, which are owned or used in connection with its business and operations, and none of such properties, assets or leasehold interests is subject to any mortgage, pledge, security interest, encumbrance, lien or charge of any kind, excluding only; (i) deposits to secure payment of worker's compensation, unemployment insurance and other similar benefits; (ii) liens for property taxes not yet due; (iii) statutory liens, against which there are established reserves in conformity with generally accepted accounting principles, and which (A) are being contested in good faith by appropriate legal proceedings, or (B) arise in the ordinary course of business and secure obligations of the Borrower which are not yet due and not in default; (iv) encumbrances, if any, in favor of the Bank; (v) minor irregularities or defects in title and easements and restrictions which do not materially interfere with the occupation, use or enjoyment by the Borrower of any of its properties in the ordinary course of business or materially impair the value thereof; and (vi) liens to secure current indebtedness of the Borrower as reflected on the attached Exhibit "F".

                  5.8 Subsidiaries. The Borrower has one subsidiary. That subsidiary is Do. Brasil.

                  5.9 No Violation of Applicable Law. The Borrower has not violated and is not violating any applicable statute, regulation or ordinance of the United States of America or any foreign country, or of any state, municipality or any other jurisdiction, or of any agency thereof, which violation has or is likely to have a material adverse effect on the financial condition, business operations or properties of the Borrower taken as a whole or materially impair the Borrower's ability to fulfill its obligations under the Loan Documents.

                  5.10 No Defaults. The Borrower is not in default of or in breach under any material contract, agreement or instrument to which it is a party or by which it or any of its properties may be bound, which default or breach has or is likely to have a material adverse effect on the financial condition, business operations or properties of the Borrower taken as a whole or materially impair the Borrower's ability to fulfill its obligations under the Loan Documents.

                  5.11     Intentionally omitted.

                  5.12 Taxes. The Borrower has filed all federal, state, local, county and foreign tax returns required by law to be filed, has paid all material taxes, assessments and similar charges (collectively referred to as "Taxes") shown to be due and payable on said returns, and has paid all other Taxes imposed upon it, to the extent that such Taxes have become due, except those being diligently contested by appropriate legal proceedings in good faith and against which reserves have been established in conformity with generally accepted accounting principles. As of the date of this Agreement, no extensions of time are in effect for assessments of deficiencies for federal income taxes of the Borrower. For purposes of this paragraph 5.12, Taxes owing to a particular taxing authority or governmental agency shall not be considered material if they do not exceed $5,000 in the aggregate (excluding sales taxes).

                  5.13 Compliance with Federal Reserve Board Regulations. No part of any Advance will be used, and no part of any loan to be repaid with the proceeds of any Advance, was or will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security or margin stock within the meaning of Regulations G or U of the Board of Governors of the Federal Reserve System. The assets of the Borrower do not include any margin securities or margin stock, and the Borrower has no present intention of acquiring any such security or stock, directly or indirectly.

                  5.14 Investment Company Act: Public Utility Ho1din~ Company Act. The Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the Borrower is not a holding company", a "subsidiary company" thereof or an "affiliate" of a "holding company" or of such a "subsidiary company", each within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  5.15 Survival of Representations. All representations and warranties made herein or in any other Loan Documents will survive the delivery of {he Note and the making of any Advances, and any investigation at any time made by or on behalf of the Bank shall not diminish its rights to rely thereon. All statements contained in any certificate or other instrument delivered by or on behalf of the Borrower under or pursuant to this Agreement or any other Loan Documents or in connection with the transactions contemplated hereby or thereby shall constitute representations and warranties made hereunder.

         6. AFFIRMATIVE COVENANTS. Until the Indebtedness is paid in full, the Borrower agrees to perform or cause to be performed the following unless the Bank shall otherwise consent in writing:

                  6.1      Reports. Certificates and Notifications.

                            6.1.1 Annual Financial Statements. Commencing with the Borrower's current fiscal year, within ninety (90) days after the close of each fiscal year, the Borrower will furnish to the Bank a copy of an annual audited financial statement of the Borrower prepared on a consolidating and consolidated basis and in conformity with generally accepted accounting principles applied on a consistent basis, by independent certified public accountants of recognized standing selected by the Borrower and reasonably acceptable to the Bank.

                             6.1.2   Interim Financial  Reports.  Within  thirty
         (30) days after the end of each month, the Borrower will furnish to the Bank a copy of an unaudited Financial statement of the Borrower, signed by the Chief Executive Officer or Chief Financial Officer of Borrower, prepared in accordance with generally accepted accounting principals, consistently applied from prior periods, and containing at least a balance sheet as of the close of such month and a statement of earnings for such month and for the period from the beginning of such fiscal year to the close of such month. Within forty-five (45) days from the end of each calendar quarter, Borrower shall furnish Bank with a complete copy of Borrower's Form 10-QSB for that quarter.

                            6.1.3 Borrowing Base Certificate and Compliance Statement. Within fifteen (15) days from the end of each calendar month, and each time an Advance on the Loan is requested, Borrower shall provide Bank with a Borrowing Base Certificate and Compliance Statement, in form attached hereto as Exhibit "E," as well as Borrower's accurate revenue report for the prior calendar month.

                            6.1.4 Tax Returns. Borrower will furnish Bank with a full, true and correct copy of Borrower's Federal income tax return within ten (10) days from the date said return is filed.

                            6.1.5 Other Financial Information. Within ten (10) days from request, Borrower will furnish the Bank with such other information concerning the business, operations and financial condition of the Borrower as may be reasonably requested by the Bank, from time to time.

                            6.1.6 Litigation. The Borrower will promptly furnish the Bank with written notice if at any time there are pending lawsuits or other legal proceedings against either the Borrower or Guarantor where the aggregate amount sued for or the total value of the property involved is in excess of $10,000.00, or is not otherwise adequately covered by insurance. Thereafter, the Borrower will keep the Bank informed on a current basis as to status of all such litigation until all matters are settled or adjudicated.

                            6. 1.7 Notification of Liens. The Borrower will notify the Bank of the existence or asserted existence of any mortgage, pledge, lien, charge or encumbrance on any of the properties of the Borrower, personal or real, tangible or intangible, forthwith upon the Borrower's obtaining knowledge thereof, excluding only: (i) encumbrances, if any, in favor of the Bank; (ii) deposits to secure payment of worker's compensation, unemployment insurance and similar benefits; (iii) statutory liens arising in the ordinary course of the Borrower's business which secure current obligations of the Borrower which are not in default; and (iv) liens to secure Debt as reflected on Exhibit "F."

                  6.2 Books, Records and Inspections. The Borrower will maintain adequate and accurate books and records of account in conformity with generally accepted accounting principles, consistently applied.

     6.3  Taxes  Other  Liens.  The  Borrower  will  pay  when  due  all  taxes, assessments, governmental charges or levies, and all claims for labor, materials, supplies, rent and other obligations which, if unpaid, might become a lien against its property, excluding only liabilities being diligently contested in good faith by appropriate legal proceedings and against which there are established reserves in conformity with sound business practices and generally accepted accounting principles.

                  6.4 Maintenance. The Borrower will maintain its existence, remain licensed or qualified and in good standing in each jurisdiction in which it holds any properties or conducts any business, except where failure to be qualified or licensed would not have a material adverse effect on the financial condition, business operations or properties of the Borrower, taken as a whole, or render any of Borrower's material agreements void or unenforceable, or materially impair the Borrower's ability to fulfill its obligations under the Loan Documents. The Borrower will maintain all franchises, permits, trademarks, trade names, and licenses necessary or useful in the operation of its business as heretofore operated and as to be operated as contemplated hereby, subject to changes in the ordinary course of business, and maintain or cause to be maintained all of its properties in good and workable condition, repair, and appearance, and protect the same from deterioration, other than normal wear and tear, at all times.

                  6.5 Compliance with Laws. The Borrower will comply in all material respects with all statutes, laws, rules or regulations to which it is subject or by which its properties are bound or affected, including without limitation, (i) those pertaining or relating to environmental standards and controls and hazardous waste disposal, (ii) those pertaining to occupational health and safety standards, (iii) those pertaining to equal employment and credit practices and civil rights, and (iv) those pertaining to its business or operations, except to the extent that any of the foregoing are being diligently contested in good faith by appropriate legal proceedings and against which there are established reserves in conformity with sound business practices and generally accepted accounting principles. Borrower will promptly notify Bank in the event Borrower receives any notice from any governmental agency of any alleged failure to comply with any such laws, rules or regulations.

                  6.6 Further Assurances. The Borrower will promptly cure any defects or omissions in the execution and delivery of, or the compliance with the Loan Documents, or the conditions described in paragraph 4, including the execution and delivery of additional documents reasonably requested by the Bank.

     6.7 Reimbursement of Expenses. The Borrower will pay all reasonable and customary out-of-pocket expenses incurred by the Bank in connection with the negotiation and preparation of this Agreement and the Loan Documents and the consummation of the transactions herein contemplated7 including fees of Bank's special counsel and all filing fees, recording costs, examinations of and certifications as to public records, and all expenses of every kind resulting from or incident to the creation and consummation of the transactions contemplated herein.

                  Upon the occurrence of an Event of Default, the Borrower will, from time to time within ten (10) days after a request made by the Bank, reimburse the Bank for all amounts reasonably expended, advanced or incurred by the Bank to satisfy any obligation of the Borrower under the Loan Documents, or to collect upon the Note or any other obligations included in the Indebtedness, or to enforce the rights of the Bank under the Loan Documents, which amounts will include all court costs, reasonable attorneys' fees, fees of auditors and accountants, and investigation expenses reasonably incurred by the Bank in connection with any such matters, together with interest at the Base Rate plus 8.0% on each such amount from the date the same is due and payable to the Bank until the date it is repaid to the Bank. All amounts advanced in connection herewith shall be considered Indebtedness for purposes of this Agreement.

                  6.8 Access. The Bank shall have the right to examine and copy the books and records of the Borrower and to discuss with the Borrower its affairs, finances and accounts. Any authorized representative of the Bank will be afforded access to any property owned by the Borrower during normal business hours upon reasonable prior notice. The Bank agrees to maintain any records of Borrower in Bank's possession in strict confidence.

                  6.9 Insurance. Policies of insurance will be maintained by the Borrower with insurance companies satisfactory to the Bank, in amounts and against risks satisfactory to the Bank, to the extent insurance coverage is required by applicable state and federal regulatory agencies or is consistent with insurance coverage customarily or typically maintained by similar businesses which are similarly situated, and the Bank will be furnished with a certificate of insurance in form and substance satisfactory to the Bank. The Borrower will not commit or suffer to be committed any act whereby any insurance required hereby shall or may be suspended, impaired or defeated, nor will the Borrower suffer or permit its properties to be used in a manner not permitted under any applicable policy of insurance then in effect.

                  6.10  Financial Covenants.

                            6.10.1 Tangible Net Worth. The Borrower's minimum Tangible Net Worth as of February 28, 1999, May 31, 1999, and August 31, 1999, shall be at least $12,000,000.00. The Borrower's Tangible Net Worth as of November 30,1999, and thereafter until maturity of the Loan, shall be at least $14,000,000.00.

                            As used herein, "Tangible Net Worth" shall mean Borrower's assets (excluding loans and advances to employees, goodwill and intangible assets) less total liabilities (excluding subordinated
         Debt), as reflected on Borrower's most recent monthly financial statement, or in the case of the Borrower's Tangible Net Worth as of November 30, 1999, as reflected on Borrower's audited annual financial statement.

                  6.11 Maintenance of Accounts. So long as any Indebtedness remains unpaid, Borrower will maintain its operating accounts at the Bank.

                  6.12 Lien Filings. Borrower shall timely take all actions necessary or appropriate to properly perfect Borrower's rights to assert mechanics and materialmen's liens, laborers liens, or other statutory or common law liens to which the Borrower is entitled in all jurisdictions in which Borrower does business. Borrower will further timely take such action as may be necessary or appropriate to foreclose such liens or otherwise collect Borrower's Accounts Receivables.

     6.13 Lock Box Arrangement. All payments on Borrower's Receivables and on the Aggreko Note will be directed for deposit to a post office box designated by Bank, and over which Bank will exercise exclusive control. Borrower hereby agrees that Bank may, as Borrower's attorney in fact (which appointment shall be deemed coupled with an interest and shall be irrevocable during the term of this Agreement), take possession of all remittances to such post office box, endorse Borrower's name thereon, and deposit such remittance in Borrower's account for application to the Indebtedness. Borrower further agrees that Bank may take such other actions, for and on behalf of Borrower and in Borrower's name, place and stead, as may, in Bank's good faith judgment, be necessary or helpful to effect collection of Borrower's accounts and application of such collections to the Indebtedness.
                  6.14 Non-Usage Fee. On June 30, 1999, September 30, 1999, December 31, 1999, and March 31, 2000, Borrower shall pay Bank a fee equal to
 .25% of the average difference, during the calendar quarter (or portion thereof) then ended, between (i) the maximum principal amount of the Note (i.e., $6,500,000.00), and (ii) the daily outstanding principal balance of the Note plus amounts reserved under special arrangements between Bank and Borrower.

         7. NEGATIVE COVENANTS. So long as any Indebtedness is unpaid, the Borrower will not perform or permit to be performed any of the following acts unless the Bank shall otherwise agree in writing:

                  7.1 Creation or Existence of Liens. The Borrower will not create, assume or suffer to exist any mortgage, pledge, lien, charge or encumbrance on any of the properties of the Borrower, personal or real, tangible or intangible, excluding only: (i) encumbrances in favor of the Bank; (ii) deposits to secure payment of worker's compensation, unemployment insurance and similar benefits; (ii) statutory liens, against which there are established reserves in accordance with generally accepted accounting principles, and which
(a) are being contested in good faith by appropriate legal proceedings, or (b) arise in the ordinary course of the Borrower's business and secure current obligations of the Borrower which are not in default; (iv) liens for property taxes not yet due; (v) liens for Debt as reflected on Exhibit "F."

                  7.2      Intentionally Omitted.

                  7.3      Intentionally Omitted.

                  7 4 Limitation on Dividends and Redemption. Provided no Event of Default has occurred and is continuing, Borrower may pay dividends to its shareholders. Upon the occurrence of an Event of Default, Borrower will not directly or indirectly (i) declare or pay, or become obligated to declare or pay, any dividends or set apart any sum or any of its assets for the payment of dividends, or make any other distribution, by reduction or capital or otherwise, in respect of any class of stock of the Borrower, (ii) purchase, redeem or otherwise retire any such shares or apply or set apart any sum or any of is assets therefor, or (iii) otherwise make any payments in cash or assets to any stockholder, other than reasonable compensation for services rendered. For the purpose of this paragraph 7.4, references to stock of the Borrower shall include options or warrants to purchase such shares.

                  7.5 Limitation on Debt. The Borrower will not create or incur any additional Debt for borrowed money except the Loan.

                  7.6 Limitation on Contingent Liabilities. The Borrower will not directly or indirectly, guarantee, co-sign, agree to purchase or repurchase or provide funds in respect of, or otherwise become or remain liable with respect to, indebtedness of any character of any other person or entity, except contingent liabilities arising out of claims or litigation which are fully covered by insurance.

                  7.7 Changes in Nature of Business. The Borrower will not discontinue or make any material change in the nature of its business as conducted on the date of this Agreement, or make any material change in the manner in which it conducts its business unless otherwise consented to by the Bank, which consent will not be unreasonably withheld.

                  7.8 Changes to Method of Accounting. The Borrower will not make any material change in its method of accounting for purposes of the reporting requirements of this Agreement, except as may be mandated by generally accepted accounting principles and with the consent of the Borrower's independent certified public accountants.

                  7.9      Sale-Leaseback  Transactions.   The Borrower will not
make any sale, transfer or disposition of any of its real or personal property in a sale-leaseback transaction.

                  7.10 Payments on Subordinated Debt. The Borrower will not make any payment of principal on its subordinated debentures, and will pay interest only as and when due under the express terms of the subordinated debentures. Upon the occurrence of a Default, Borrower will make no payments on its subordinated debenture without Bank's prior consent.

         8. EVENTS OF DEFAULT. The occurrence of any of the following events, unless waived in writing by the Bank, shall constitute an "Event of Default":

                  8.1 Nonpayment of Note. The failure of the Borrower to pay any principal of the Loan as and when the same shall have become due and payable, or any failure of the Borrower to pay any interest on the Loan, or any fees due hereunder within ten (10) calendar days after the same shall have become due and payable; or,

                  8.2 Other Nonpayment. The failure of the Borrower to pay any other amount due and payable to the Bank under the terms of the Loan Documents within ten (10) calendar days after the date any such payment shall have become due and payable; or,

     8.3 Representations and Warranties. Any representation, statement, certificate, schedule or report made or furnished to the Bank by or on behalf of the Borrower or the Guarantor proves to have been false or erroneous in any material respect as of the date on which such representation was made, or any warranty ceases to be complied with in any material respect, and the Borrower or the applicable Guarantor fails to correct such false or erroneous representation or to comply with such warranty within twenty (20) Business Days after written notice thereof from the Bank (provided that no notice or opportunity to cure need be given if by its nature the false representation or breach of warranty is incapable of being corrected); or,

                  8.4 Covenants. The failure of the Borrower to perform or observe any of the covenants or agreements contained in paragraphs 6 or 7 of this Agreement and continuance thereof for twenty (20) Business Days after written notice thereof from the Bank; or,

                  8.5 Other Breach of Covenants. The failure of the Borrower to perform or observe any other covenant or agreement contained in any other Loan Documents and continuance thereof beyond the expiration of any applicable grace period expressly stated therein; or,

                  8.6 Insolvency. The Borrower or the Guarantor shall (i) apply for or consent to the appointment of a custodian, receiver, trustee or liquidator of the Borrower or such Guarantor or any of its properties, (ii) admit in writing the inability to pay, or generally fail to pay, its Debts as they become due, (iii) make a general assignment of the benefit of creditors,
(iv) commence any proceeding relating to the bankruptcy, reorganization, liquidation, receivership, conservatorship, insolvency, readjustment of debt, dissolution, or liquidation of the Borrower or such Guarantor, or if action should be taken by the Borrower or such Guarantor for the purpose of effecting any of the foregoing, (v) suffer any such appointment or commencement of a proceeding as described in clause (i) or (iv) of this paragraph 8.6, which appointment or proceeding is not terminated or discharged within thirty (30) days, or (vi) become insolvent; or,

                  8.7 Judgment. Entry by any court of a final judgment or judgments against the Borrower and/or the Guarantor for an aggregate amount in excess of $50,000.00 or the attachment of, levy upon or garnishment of any of their respective properties having a fair market value in an aggregate amount in excess of $50,000.00, which in either case is not discharged to the satisfaction of the Bank within thirty (30) days thereafter; provided, however, that no Default or Event of Default shall occur if any such judgment has been appealed and execution thereon stayed by the posting of a supersedeas bond; or,

                  8.8 Maturity of Other Debt. The acceleration by the holder of the maturity of any indebtedness for borrowed funds of the Borrower to any other person or entity for an aggregate amount in excess of $50,000.00, or the Borrower shall be in material breach of or default under any material agreement with any person or entity and such breach or default shall remain unremedied for a period of thirty (30) days.

         9.   REMEDIES.

                  9.1 Acceleration of Indebtedness Upon the occurrence of any Event of Default specified in paragraph 8.1, the Bank's obligations to make
Advances on the Loan shall automatically be terminated and the Note and all other Indebtedness shall become immediately due and payable, all without notice or demand. Upon the occurrence of any other Event of Default specified in paragraph 8, the Bank, without further notice or demand, may, at its option, terminate the Loan and its obligation to make Advances and declare all Indebtedness to be immediately due and payable, whereupon the same shall be forthwith due and payable. The Bank shall promptly advise the Borrower of any such declaration, but failure to do so shall not impair the effect of such declaration. Upon such acceleration of maturity, the Bank shall be entitled to exercise all remedies available to it under the Loan Documents or otherwise under applicable law, including without limitation: (i) terminating the Bank's obligations and the Borrower's rights under this Agreement, and (ii) commencing one or more actions against the Borrower and/or the Guarantor to reduce the claim of the Bank against the Borrower and/or the Guarantor to judgment. In the event the Bank elects to enforce its rights under any one or more of the Loan Documents selectively and successively, such action shall not be deemed a waiver or discharge of any other right until such time as the Bank shall have been paid in full all Indebtedness.
                                       19

                  9.2 Waiver of Default. The Bank may, by an instrument in writing, waive any Default or Event of Default and any of the consequences of such Default or Event of Default, and, in such event, the Bank, the Borrower and the Guarantor shall be restored to their respective former positions, rights and obligations hereunder. Any Default or Event of Default so waived shall for all purposes of this Agreement be deemed to have been cured and not be continuing, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any consequence of such subsequent or other Default or Event of Default.

                  9.3 Deposits Setoff. Regardless of the adequacy of any collateral held by the Bank, any deposits or other sums credited by or due from the Bank to the Borrower shall at all times constitute collateral security for the Indebtedness and, upon the occurrence of an Event of Default, may be set off against the absolute or contingent, due or to become due, now existing or hereafter arising, Indebtedness of the Borrower to the Bank. The rights granted by this paragraph 9.3 shall be in addition to the rights of the Bank under any statutory banker's lien or the common law right of set off. This paragraph shall not apply to any monies of which the Borrower is only the beneficial owner, regardless of the name in which the money is deposited, nor shall this paragraph apply to any monies which the Borrower is contractually obligated to spend in whole or in part for the accounts of others, provided that the Borrower shall have established special accounts or given the Bank written notice that particular funds are beneficially owned by others or are dedicated for particular expenditures. If the Borrower fails to establish such special accounts and fails to give such notice, the Bank may assume that funds on deposit to the account of the Borrower belong solely to the named depositor and are subject to this paragraph 9.3.

          10. TERM. This Agreement shall remain in full force and effect until all Indebtedness of Borrower to Bank has been paid in full.

          11.      GENERAL PROVISIONS.

                  11.1 Participating Lenders. The Borrower understands that, although the Note names the Bank as the holder thereof, the Bank may sell a participation interest in the Loan to one or more other lenders, and the Borrower agrees that, subject to the terms of the agreements of participation, each participating lender will be entitled to rely on the terms of this Agreement and the other Loan Documents as fully as if such participating lender had been named as the holder of such Note and named in the other Loan Documents.

                  11.2 Hold Harmless. Except for a successful claim against the Bank by the Borrower, the Borrower will indemnify and hold the Bank, and any participant in any or one or more of the Loans, harmless from all liability, loss, damages or expense, including reasonable attorney's fees, that the Bank or any such participant may incur in good faith as a result of entering into the Loan Documents, making any Advances, or in compliance with or in the enforcement of the terms of the Loan Documents.

                  11.3 Cumulative Remedies. No failure on the part of the Bank to exercise, and no delay in exercising, any right or remedy under the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise by the Bank of any right thereunder preclude any other or further right of exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not alternative.

                  11.4 Notices. All notices, requests and demands shall be served in person or delivered by registered or certified mail as follows:


                  21
                  The Borrower:
                           Tower Tech, Inc.
                           11935 S. 1-44 Service Road
                           Oklahoma City, Oklahoma 73173

                  The Bank:
                            People First Bank
                            P.O. Box 5258
                            Edmond, OK 73702

                  or at such other address as any party hereto shall designate for such purpose in a written notice to the other party hereto. Notices served in person shall be effective and deemed given when delivered, and notices sent by mail shall be effective and deemed given on the second Business Day following deposit in the U.S. mail, postage prepaid; provided, however, that any notice changing the address to which notice shall be sent shall only be effective when actually received by the party to whom it is directed.

                  11.5 Construction: Applicable Law. Irrespective of the place of execution, this Agreement and all other Loan Documents shall be deemed executed in Oklahoma County, Oklahoma, and shall be construed in accordance with the laws of the State of Oklahoma. Nothing in this Agreement shall be construed to constitute the Bank as a joint venturer with the Borrower or to constitute a partnership. The descriptive headings of the paragraphs of this Agreement are for convenience only and shall not be used in the construction of the content of this Agreement.

                  11.6 Binding Effect. This Agreement and the other Loan Documents shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns; provided that, without the prior, written consent of the Bank, the Borrower will not assign or transfer any of its interest, rights or obligations arising out of or relating to the Loan Documents.

                  11.7  Exhibits.   Exhibits  attached  to  this  Agreement  are
incorporated herein for all purposes and shall be considered a part of this Agreement.

                  11.8 Severability. In the event any one or more of the provisions contained in this Agreement or the other Loan Documents shall, for any reason, be held to be invalid, illegal or unenforceable in any respect and in any jurisdiction, (i) such invalidity, illegality or unenforceability shall not affect any other provision thereof, (ii) the remaining provisions shall continue in full force and effect, and (iii) such invalid, illegal or unenforceable provision shall not be affected in any other jurisdiction.

                  11.9 Entire Agreement: Conflicting Provisions. This Agreement constitutes the entire agreement of the parties hereto with respect to the Loan and all matters arising out of or related thereto. In the event of any direct conflict between or among the provisions of this Agreement and the provisions of any other Loan Document(s), the provisions of this Agreement shall control.

                  11.10 Waivers. No act, delay, omission or course of dealing between or among the parties hereto will constitute a waiver of their respective rights or remedies under this Agreement or the other Loan Documents. No waiver, change, modification or discharge of any of the rights and duties of the parties hereto will be effective unless contained in a written instrument signed by the party sought to be bound.

         IN WITNESS WHEREOF, the Bank, the Borrower and the Guarantor have caused this Agreement to be duly executed in multiple counterparts, each of which shall be considered an original, as of the date first above written.

         BORROWER:               Tower Tech, Inc., an Oklahoma corporation
                                 ss/CHARLES D. WHITSITT, Chief Financial Officer
                                 -----------------------------------------------
                                 Charles D. Whitsitt

         GUARANTOR:              ss/HAROLD D. CURTIS, Chief Executive Officer
                                 -----------------------------------------------
                                 Harold D. Curtis

         BANK:                   People First Bank
                                 ss/DAN R. BALES, SR., Vice President
                                 -----------------------------------------------
                                 Dan R. Bales, Sr.

                                   EXHIBIT "A"


                              REVOLVING CREDIT NOTE



$6,500,000.00                             April 23, 1999 Oklahoma City, Oklahoma


                  FOR VALUE RECEIVED, the undersigned, Tower Tech, Inc., an Oklahoma corporation (the "Borrower"), hereby promises to pay to the order of People First Bank (the "Bank"), the lesser of the principal sum of Six Million Five Hundred Thousand Dollars ($6,500,000.00) or the aggregate unpaid principal amount of all revolving credit loans made by the Bank to the Borrower pursuant to the Loan Agreement (as hereinafter defined), payable in full on April 30, 2000, provided, however, that should the principal amounts outstanding on all Advances made hereunder exceed the lesser of the Commitment or the Borrowing Base (as those terms are defined in the Loan Agreement) at any time during the term hereof, the Borrower will promptly pay, without demand by the Bank, an amount sufficient to reduce the then-outstanding principal balance on this Note to an amount which does not exceed the lesser of the Commitment or the Borrowing Base.

                  Interest shall be paid on any and all principal amounts outstanding hereunder from time to time from the date any Advance is made until this Revolving Credit Note is paid in full, on the last day of each month during the term hereof, commencing May 31, 1999, with all accrued unpaid interest due and payable on June 1, 2000.

                  Interest shall accrue at the rate of interest equal to the "Base Rate" (as hereinafter defined) plus 2.0% per annum. As used herein, "Base Rate" shall mean that fluctuating annual rate of interest published from time to time in the Money Rates Section of the Wall Street Journal as the "Prime Rate." Each change in the per annum interest rate charged hereunder shall become effective, without notice (which notice is hereby waived), on the date of each change in the Base Rate (or any component thereof). As of April 23, 1999, the Base Rate is 7.75% per annum and the interest rate provided for herein is 9.75% per annum. The Bank may, from time to time, extend credit to anyone at rates of interest varying from, and having no relationship to, the Base Rate.

                  All computations of interest hereunder shall be made on the basis of a year of 360 days for the actual number of days elapsed, including the first day but excluding the last.

                  Both principal and interest are payable in lawful money of the United States of America to the Bank at its offices at 1601 SE 19th Street, Edmond, Oklahoma 73013. All Advances made by the Bank to the Borrower pursuant to the Loan Agreement and all payments made on account of principal hereof shall be recorded by the Bank on its books. The unpaid principal balance set forth on the books of the Bank shall be presumptive evidence of the principal amount owing and unpaid on this Revolving Credit Note.

         This Revolving Credit Note is the Note referred to in, and is entitled to the benefits of, the Amended and Restated Loan Agreement, dated April 23, 1999 (the "Loan Agreement"), among the Bank, the Borrower and others named therein, which Loan Agreement, among other things, contains provisions for prepayments on account of principal hereof and reborrowings hereunder, upon the terms and conditions specified in said Loan Agreement.

         This Revolving Credit Note is secured by collateral described in the Loan Agreement, reference to which is hereby made for a statement of the rights of the Bank with respect to said collateral.

         In the event this Note is placed in the hands of an attorney for collection, the holder shall be entitled to recover its costs of litigation, including a reasonable attorney's fee.

         This Revolving Credit Note is executed and delivered to increase the principal amount of, and to renew and extend the maturity date of, that certain Promissory Note executed by Borrower in favor of Bank dated December 7, 1998, in the face amount of $4,000,000.00, and not in payment, release or discharge of said prior Note.

         Upon the occurrence of a Default or an Event of Default, as defined in the Loan Agreement, the Bank or any holder of this Revolving Credit Note may exercise any and all remedies specified in the Loan Agreement, or otherwise available at law or in equity.

         This  Revolving  Credit  Note  is  executed  for  Borrower's   business
purposes.

         The undersigned and all endorsers, sureties, guarantors and other persons liable hereon or who may become liable for the payment hereof, severally waive demand, presentment, notice of dishonor or nonpayment, notice of protest and any and all lack of diligence in the enforcement hereof and hereby consent to each and any extension or postponement of the time of payment, at or after demand, or other indulgence and hereby waive any and all notice thereof.

EXECUTED as of the day and year first above written.

                        Tower Tech, Inc., an Oklahoma corporation

                        By:     ss/CHARLES D. WHITSITT, Chief Financial Officer
                        -------------------------------------------------------
                                Charles D. Whitsitt

                                   EXHIBIT "B"


                               SECURITY AGREEMENT


                  THIS SECURITY AGREEMENT is executed this 23rd day of April, 1999, by Tower Tech, Inc., an Oklahoma corporation ("Debtor"), in favor of People First Bank (11 Secured Party").

W I T N E S S E T H:

                  WHEREAS, Debtor has executed and delivered to Secured Party a Promissory Note in the face amount of $6,500,000.00 (hereinafter the "Note"), and;

                  WHEREAS, Debtor desires to execute this Security Agreement to secure payment of the Note and any and all other indebtedness owing by Debtor to the Secured Party.

                  NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor does hereby covenant and agree as follows:

         1. Definitions. The terms as used herein shall be construed and controlled by the following definitions, and, except as the context may otherwise require or as may be otherwise provided herein, (i) the singular shall be deemed to include the plural and the plural shall be deemed to include the singular, and (ii) definitions contained in the Uniform Commercial Code of Oklahoma (the "Code") shall apply to terms, words and phrases used herein, except that in case of any conflict between such definitions and definitions contained in Article 9 of the Code, the Article 9 definitions shall apply.

                  1.1 Collateral. "Collateral" shall mean all of Debtor's right, title and interest, now owned or existing or hereafter acquired or arising, in and to (i) Receivables, (ii) Inventory, (iii) general intangibles, (iv) copyrights, trademarks and patents, and all Proceeds of the foregoing property.

                  1.2 Indebtedness. "Indebtedness" shall mean any and all liabilities, obligations or indebtedness of Debtor to Secured Party, now existing or hereafter owing, including but not limited to, the indebtedness evidenced by the Note, that certain Amended and Restated Loan Agreement of even date herewith between Debtor, Secured Party and others, or this Agreement, of every kind and description, now existing or hereafter incurred or arising, matured or unmatured, direct or indirect, absolute or contingent, including future advances, and all renewals, consolidations, modifications and extensions thereof.
                  1.3 Inventory. "Inventory" shall mean property included within the meaning assigned to that term under the Code, and, in any event, shall include, but shall not be limited to, materials, supplies, goods or work in process, finished goods, materials used or consumed in Debtor's business and returned goods.

                  1.4 Loan Agreement. "Loan Agreement" shall mean that certain Amended and Restated Loan Agreement of even date herewith between Secured Party, Debtor and others.

                  1.5 Note. "Note" shall mean the Promissory Note made by Debtor to Secured Party in face amount of $6,500,000.00.

                  1.6 Proceeds. "Proceeds" shall mean, with respect to the property included in the Collateral, property included within the meaning assigned to that term under the Code, and, in any event, shall include, but shall not be limited to, (i) any and all Proceeds of any insurance, judgment, indemnity, warranty or guaranty payable to or for the account of Debtor, from time to time, with respect to any of such property; (ii) any and all Proceeds in the form of accounts, collections, contract rights, documents, instruments, chattel paper or general intangibles relating in whole or in part to such property; and (iii) any and all payments (in any form whatsoever) made or due and payable to or for the account of Debtor, from time to time, in connection with any requisitions, confiscation, condemnation, seizure or forfeiture of all or any part of such property by any governmental department, commission, board, bureau, authority, agency or body (domestic or foreign).

                  1.7 Receivables. "Receivables" shall mean all accounts (excluding accounts arising from sales to foreign [i.e., not U.S.] nationals), contract rights, instruments, documents, chattel paper, general intangibles, (including, without limitation, choses in action, tax refunds and insurance proceeds); any other obligations or indebtedness owed to Borrower from whatever source arising; all right of Borrower to receive any payments in money or kind; all guarantees of Receivables and security therefor; all cash or non-cash proceeds of all of the foregoing; all of the rights, title and interest of Borrower in and with respect to the goods, services or other property which gave rise to or which secure any of the Receivables and insurance policies and proceeds relating thereto, and all of the rights of Borrower as an unpaid seller of goods or services, including, without limitation, the rights of stoppage in transit, replevin, reclamation and resale; and all of the foregoing, whether now existing or hereafter created or acquired.

         2. Security Interest. Debtor hereby grants to Secured Party a security interest in the Collateral to secure the Indebtedness.

         3.  Representations   Warranties  and  Covenants.   Debtor  represents,
warrants and covenants that:

                  3.1 Preservation and Maintenance. Debtor, at its cost and expense, shall maintain the Collateral in good condition, repair and appearance, and protect the same from deterioration, other than normal wear and tear. The Collateral will not be maintained, used, operated, sold or leased in violation of any law or any rule, regulation or order of any government or governmental authority having jurisdiction thereof. Debtor's Inventory is and will be held by Debtor for sale or lease or used in Debtor's business and not for personal, family, household, farming or agricultural purposes. Until notified by Secured Party to the contrary pursuant to the terms hereof, Debtor will, at its own cost and expense, endeavor to collect, as and when due, all amounts due with respect to Receivables and Proceeds thereof, including the taking of such action with respect to such collection as Secured Party may reasonably request or, in the absence of such request, as Debtor may deem advisable.

     3.2 Insurance. Debtor, at its cost and expense, shall maintain in full force and effect, public liability insurance on the Collateral. Such insurance policies shall: (a) provide for such coverage as is customary in the industry;
(b) be in a form and with insurers which are reasonably satisfactory to Secured Party; (c) cover such risks and in such amounts as Secured Party may require, consistent with the Loan Agreement; (d) contain a "breach of warranty clause" whereby the insurer agrees that a breach of the insuring conditions or declarations or any negligence by Debtor or any other person shall not invalidate the insurance as to Secured Party; and (e) provide that such policies may not be cancelled or materially altered without thirty (30) days prior written notice to Secured Party. In no event shall Secured Party be required to ascertain the existence of or examine any insurance policy or to advise Debtor in the event such insurance coverage shall not comply with the requirements hereof. Debtor further agrees to notify Secured Party of any damage to or loss of any of its Collateral and of any modification or cancellation of any insurance policy with respect thereto. Debtor, upon written request of Secured Party, shall furnish to Secured Party policies, certificates or other appropriate evidence of the insurance coverage required hereby.

                  3.3 Ownership Free of Encumbrances. Debtor is, and will remain, the owner of the Collateral free and clear of any prior liens, security interests, encumbrances or conflicting claims or rights of any kind, except security interests in favor of Secured Party, and, with respect to Debtor's patents, trade marks and trade names, except for an existing security interest. Debtor will not transfer or offer or attempt to transfer, by lease, sale or otherwise, any interest in the Collateral or possession thereof without the express written consent of Secured Party. Debtor will defend the Collateral against all claims and demands all of persons at any time claiming the Collateral or any interest therein. Notwithstanding the foregoing, but subject to other provisions hereof and of the Loan Agreement, Debtor may collect its Receivables and dispose of or consume its Inventory in the ordinary course of Debtor's business, and may sell assets not of a material value if no longer used or useful in Debtor's business, provided that any such sale, transfer or other disposition shall be for a price not less than the fair market value of any such assets and shall be pursuant to commercially reasonable terms and conditions, and provided further that such sales, transfers and dispositions will not create an Event of Default under any other provision of this Agreement or the Loan Agreement.

                  3.4 Recording: Filing: Further Assurances. At the request of Secured Party, from time to time, Debtor will execute one or more financing statements pursuant to the Code in a form satisfactory to Secured Party, and will promptly cure any defects in the execution and delivery of this Agreement or the creation, perfection or priority of the security interest created hereby, including the execution and delivery of any documents reasonably requested by Secured Party.

                  3.5 Records and Inspection: Reports. Debtor shall keep and shall make available to Secured Party at reasonable times, accurate and complete books and records with respect to the Collateral and Debtor's business generally, in accordance with generally accepted accounting principles, and Secured Party shall have the right to inspect and copy such records and to inspect the Collateral at reasonable times. Debtor shall, from time to time upon the request of Secured Party, prepare and submit to Secured Party such reports relating to the Collateral as Secured Party may request, in form and substance satisfactory to Secured Party.

                  3.6 Location of Principal Office and Certain Records. The location of the principal and chief executive office and chief place of business of Debtor, and the location of Debtor's records concerning its accounts and contract rights is at its offices at 11935 S. 1-44 Service Road, Oklahoma City, Oklahoma, and, unless Debtor shall have given Secured Party at least ninety (90) days prior written notice, Debtor will continue to keep its principal and chief executive office and its chief place of business and its records concerning its accounts and contract rights in said location.

     3.7 Location of Collateral and Notice of Removal. The Collateral is now located in the State of Oklahoma, and, except for sales of Inventory in Debtor's ordinary course of business, Debtor shall keep the Collateral in said state unless it shall have given Secured Party at least thirty (30) days written notice of its intention to remove the Collateral (or any portion thereof) from said state to any other. Debtor shall not remove the Collateral nor suffer the Collateral to be removed, from the United States of America, other than in the normal course of business.
                                        3

                  3.8 Collections. Upon the occurrence of an Event of Default, Secured Party shall have the right to notify account debtors and to collect, demand, receive, settle, compromise, adjust or sue for the Collateral, and the right, either in Secured Party's own name or in the name of Debtor, to take such legal or other proceedings as Debtor might have taken except for this Agreement. Upon the request of Secured Party, after the occurrence of an Event of Default, Debtor will give notice to account debtors of the assignment of or the granting of a security interest in any property included in the Collateral, requiring such account debtors to pay all sums due directly to Secured Party. Debtor will make entries on its books and records in form satisfactory to Secured Party disclosing the absolute and unconditional assignment to Secured Party of property included in the Collateral. In accordance with normal practices of Secured Party, invoices to and other requests for payment from account debtors in connection with the Collateral will, upon Secured Party's request after the occurrence of an Event of Default, clearly direct payments to be mailed to a post office box controlled by Secured Party in accordance with directions of Secured Party, so as to afford Secured Party rights and control over Collateral pursuant to a "lock box" arrangement. Debtor does hereby appoint Secured Party as its true and lawful attorney, with power of substitution (such appointment to be effective immediately, without notice, upon the occurrence of an Event of Default), to take control in any manner of Collateral, to endorse the name of Debtor thereon, to sign Debtor's name on any proof of claim in any bankruptcy or similar proceedings against account debtors, to sign Debtor's name on any notice of lien or similar proceeding, and to do all other acts and things necessary, in Secured Party's sole discretion, to effect and protect Secured Party's rights and powers described in this paragraph 3.8 or otherwise in this Agreement.

         4. Default. The term "Event of Default" for all purposes of this Agreement shall have the meaning set forth in the Loan Agreement.

         5. Remedies. Upon the occurrence of any Event of Default and at any time thereafter, Secured Party shall have and may exercise the following rights and remedies, without notice to Debtor:

                  5.1 Acceleration. Declare the Indebtedness to be immediately due and payable, whereupon the same shall become forthwith due and payable.

                  5.2 All Legal Remedies. Proceed to selectively and successively enforce and exercise any and all rights and remedies which Secured Party may have under this Agreement, any other applicable agreement or applicable law including without limitation: (i) commencing one or more actions against Debtor and reducing the claims of Secured Party against Debtor to judgment, (ii) foreclosure or other enforcement of Secured Party's security interest in the Collateral, or any portion thereof, or other enforcement of Secured Party's rights and remedies in respect of and to recover upon the Collateral, through judicial action or otherwise, including all available remedies under the applicable provisions of the Code, (iii) payment or discharge of any claim or lien, prior or subordinate, in respect of or affecting the Collateral.

                  5.3 Cash Equivalent Items. As regards any portion of the Collateral consisting of cash equivalent items (e.g., checks, drafts or other items convertible at face), Secured Party may immediately apply them against the Indebtedness and for this purpose Debtor agrees that such items will be considered identical in character to cash proceeds.

     5.4 Assembly of Collateral. Require Debtor to assemble the Collateral and make it available to Secured Party at a location within the State of Oklahoma designated by Secured Party which is reasonably convenient to all parties.

                  5.5 Possession of Collateral. Take possession of and remove the Collateral wherever the same may be located, without demand or notice, without any court order or other process of law and without incurring any liability to Debtor for any damages occasioned by such taking of possession.

                  5.6 Disposition. Sell, lease or otherwise dispose of the Collateral at private or public sale, in bulk or in parcels, and, where permitted by law, without having the Collateral present at the place of sale. Unless the Collateral is perishable or its appears that the value of the Collateral will decline speedily or the Collateral is a type customarily sold on a recognized market, or unless Debtor has signed a statement (after the occurrence of an Event of Default) renouncing or modifying Debtor's right to notice, Secured Party will give Debtor reasonable notice of the time and place of any public sale or other disposition thereof or the time after which any private sale or other disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is given to Debtor at least ten
(10) days before the time of any such sale or disposition.

                  5.7 Costs and Expenses. Recover from Debtor an amount equal to all costs, expenses and attorney fees incurred by Secured Party in connection with the exercise of rights and remedies contained or referred to herein, together with interest on such sums at the default rates applicable to the Notes from time to time.

                  5.8 Selective Enforcement. In the event Secured Party shall elect to selectively and successively enforce its rights and remedies in respect of any of the Collateral, pursuant to any applicable agreements or otherwise, such action shall not be deemed a waiver or discharge of any other right, remedy, lien or encumbrance until such time as the Indebtedness shall have been paid in full.

                  5.9 Waiver of Default. Secured Party may, by an instrument in writing signed by Secured Party, waive any Event of Default which shall have occurred and any of the consequences thereof, and, in such event, Secured Party and Debtor shall be restored to their respective former positions, rights and obligations. Any Event of Default so waived shall for all purposes of this Agreement be deemed to have been cured and not to be continuing, but no such waiver shall extend to any subsequent or other Event of Default or impair any consequence thereof.

                  5.10 Deposits: Setoff. Regardless of the adequacy of any other collateral held by Secured Party (including without limitation the Collateral), any deposits or other sums credited by or due from Secured Party to Debtor shall at all times constitute collateral security for the Indebtedness and may be set off against the Indebtedness. The rights granted by this paragraph 5.10 shall be in addition to the rights of Secured Party under any statutory banker's lien or common law right of set off.

                  5.11 Collections. Exercise any and all rights and remedies of Debtor relating to the Collateral including, but not by way of limitation, the right to collect, demand, receive, settle, compromise, adjust or sue for all amounts due thereon or thereunder and the right either in Secured Party's own name or in the name of Debtor to take such legal or other proceedings as Debtor might have taken except for this Agreement, together with all other rights specified in paragraph 3.8 hereof.

                  5.12 Application of Payments. During the continuance of any Event of Default, all payments received by Secured Party in respect of the Indebtedness, whether from Debtor, any guarantor, recoveries upon any portion of the Collateral or otherwise, may be applied by Secured Party to any liabilities, obligations or indebtedness included in the Indebtedness selected by Secured Party in its sole and exclusive discretion.

                  5.13 Cumulative Remedies. All rights and remedies of Secured Party hereunder are cumulative and may be exercised singularly or concurrently, and the exercise of any one or more of them shall not be a waiver of any other.

                  5.14 Secured Party's Satisfaction of Debtor's Obligations. Upon the occurrence of any event which, but for the giving of notice or the passage of time, would constitute an Event of Default, Secured Party may, but shall not be obligated to, pay, satisfy or cure any liability or obligations of Debtor arising out of or relating to this Agreement or the Note, and Debtor will, from time to time within ten (10) days after a request made by Secured Party, reimburse Secured Party for all amounts expended, advanced or incurred by Secured Party in connection with such payment, cure or satisfaction, together with interest on such sums at the rate applicable to the Note from time to time.

         6.   Miscellaneous.

                  6.1 Power of Attorney. To effectuate the terms and provisions hereof, Debtor hereby designates and appoints Secured Party and its designees or agents as attorney-in-fact of Debtor, irrevocably and with power of substitution (such appointment to be effective immediately, without notice, upon the occurrence of an Event of Default), with authority to receive, open and dispose of all mail addressed to Debtor, to notify the Postal authorities to change the address for delivery of mail addressed to Debtor to such address as Secured Party may designate; to endorse the name of Debtor on any notes, acceptances, checks, drafts, money orders, instruments or other evidences of payment or proceeds of the Collateral that may come into Secured Party's possession; to sign the name of Debtor on any invoices, documents, drafts against and notices to account debtors or obligors of Debtor, assignments and requests for verification of accounts; to execute proofs of claim and loss; to execute any endorsements, assignments or other instruments of conveyance or transfer; to adjust and compromise any claims under insurance policies; to execute releases; and to do all other acts and things necessary and advisable in the sole discretion of Secured Party to carry out and enforce this Security Agreement. This power of attorney is coupled with an interest and is irrevocable while any of the Indebtedness shall remain unpaid.

                  6.2 Amendment Entire Agreement. This Agreement cannot be amended, modified or supplemented except by an agreement in writing signed by the party or parties against whom enforcement of any waiver, change, amendment, modification or discharge is sought. This Agreement constitutes the entire agreement of the parties hereto with respect to the matters dealt with herein, except as expressly indicated to the contrary herein.

                  6.3 Notices. Except as otherwise provided herein, all notices and other communications required or permitted hereunder shall be in writing and shall be deemed given when mailed as set forth in the Loan Agreement.

     6.4 Waivers: Consents. Debtor does hereby (i) consent to all extensions and renewals of the Indebtedness, (ii) consent to the addition, release or substitution of any person other than Debtor liable on any portion of the Indebtedness, and (iii) consent to any substitutions for, exchanges of or releases of the Collateral of any portion thereof.

                  6.5 Survival of Representations and Warranties. All representations and warranties of Debtor contained herein or made in writing by Debtor in connection herewith shall continue and shall survive the execution and delivery of this Agreement.

                  6.6 Successors and Assigns. All covenants and agreements in this Agreement made by Debtor and Secured Party shall inure to the benefit of, and shall be binding upon, Secured Party and Debtor and their respective successors and assigns, whether so expressed or not.

                  6.7 Descriptive Headings. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  6.8 Governing Law. This Agreement is executed and delivered in the State of Oklahoma, and except insofar as the law of any other state or jurisdiction may be mandatorily applicable, shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of said State.

                  6.9 Severability. In the event any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

                  IN WITNESS WHEREOF, Debtor has executed and delivered this Agreement to and in favor of Secured Party as of the effective date first set forth above.

                    Tower Tech, Inc., an Oklahoma corporation

                    By:   ss/CHARLES D. WHITSITT, Chief Financial Officer
                    -----------------------------------------------------
                    Charles D. Whitsitt

                                   EXHIBIT "C"


                          COLLATERAL ASSIGNMENT OF NOTE


                  THIS AGREEMENT is made and entered into this 23rd day of April, 1999, by Tower Tech, Inc., an Oklahoma corporation ("Borrower"), in favor of People First Bank, an Oklahoma state banking association ("Bank").

W I T N E S S E T H:

                  WHEREAS, Borrower has executed and delivered to Bank a Promissory Note (the "Note"), of even date herewith, in the principal amount of $6,500,000.00; and,

                  WHEREAS, Borrower is the owner and holder of a certain Promissory Note (the "Aggreko Note") in the principal amount of $1,350,000.00, dated December 4, 1998, executed by Aggreko, Inc. ("Aggreko"); and,

                  WHEREAS, as a condition to the extension of credit to Borrower evidenced by the Note, Bank has required that Borrower assign the Aggreko Note to Bank as additional security for repayment of the Note and that Borrower deliver to Bank Aggreko's written acknowledgment of, and consent to, this Collateral Assignment, all as more particularly set forth hereinafter.

                  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Grant of Security Interest. Borrower hereby grants Bank a first and prior security interest in the Aggreko Note, including all rights to payment thereunder, proceeds and products thereof and substitutions therefor. In connection therewith, Borrower has, concurrently with the execution of this Agreement, transferred and delivered the Aggreko Note to Bank, duly endorsed in Bank's favor.

         2. Representations.  Warranties and  Covenants.   Borrower represents,
warrants and covenants that:

                  2.1 Ownership of Collateral. Borrower is the owner of the Aggreko Note, free and clear of any lien, pledge or encumbrance.

                  2.2 No Restrictions. There are no restrictions upon the transfer of the Aggreko Note to Bank, except as provided in Section 5 therein. Borrower has obtained the written approval of Aggreko to this Collateral Assignment of the Aggreko Note.

                  2.3 Limitation on Enforcement. Amendment or Renewal. During the term of this Agreement, Borrower will not, without Bank's prior written consent:

                           (a) Commence or take any action to enforce the Aggreko Note; or, (b) Grant or make any extension, renewal or modification to the Aggreko Note.
                                                                1
         3. Return of Collateral. Upon payment in full of the Note, the Bank shall transfer the Aggreko Note to Borrower, without recourse.

         4. Default. The terms "Default" and "Event of Default" for purposes of this Agreement shall have the same meanings as set forth in that certain Amended and Restated Loan Agreement (the "Loan Agreement"), of even date herewith, between Borrower, Bank and others.

         5. Remedies. Upon the occurrence of any Event of Default and at any time thereafter, Bank shall have and may exercise the following rights and remedies, without notice to Borrower:

                  5.1 Acceleration. Declare the indebtedness evidenced by the Note to be immediately due and payable, whereupon the same shall become forthwith due and payable.

                  5.2 All Legal Remedies. Proceed to selectively and successfully enforce and exercise any and all rights and remedies which Bank may have under this Collateral Assignment and/or the Loan Agreement and other Loan Documents, any other applicable agreement or applicable law including, without limitation: (i) commencing one or more actions against Borrower and reducing the claims of Bank against Borrower to judgment; (ii) foreclosure or other enforcement of Bank's security interest in the Aggreko Note, or any portion thereof, or other enforcement of Bank's rights and remedies in respect of, and to recover upon, the Aggreko Note, through judicial action or otherwise, including all available remedies under the applicable provisions of the Uniform Commercial Code; and, (iii) payment or discharge of any claim or lien, prior or subordinate, in respect to, or affecting the Aggreko Note.

                  5.3 Disposition. Upon ten (10) days' notice to Borrower, given as hereinafter provided, and without liability for any diminution in price which may have occurred, sell all or any portion of the Aggreko Note in such manner and for such price as the Bank may determine. At any bona fide public sale the Bank shall be free to purchase all or any part of the Aggreko Note. Out of the proceeds of any sale the Bank may retain an amount equal to the principal and interest then due on the Note, plus the amount of the expenses of the sale, and Bank's reasonable costs of collection, including attorneys fees, and shall then pay any balance of such proceeds to Borrower. In the event that the proceeds of any sale are insufficient to cover the principal and interest of the Note plus expenses of the sale, and Bank's reasonable costs of collection, including attorneys fees, Borrower shall be liable to the Bank for any deficiency.

                  5.4 Costs and Expenses. Recover from Borrower an amount equal to all costs, expenses and reasonable attorneys' fees incurred by Bank in connection with the exercise of rights and remedies contained or referred to herein, together with interest on such sums at the rate of interest set forth in the Note.

     5.5 Selective Enforcement. In the event Bank shall elect to selectively and successively enforce its rights and remedies in respect to the Aggreko Note, pursuant to any applicable agreements or otherwise, such action shall not be deemed a waiver or discharge of any other right, remedy, lien or encumbrance until such time as the Note shall have been paid in full. To the fullest extent permitted by law, Borrower waives all rights to require that the collateral described in this Agreement be marshalled prior to sale.

                  5.6 Waiver of Default. Bank may, by an instrument in writing signed by Bank, waive any Default or Event of Default which shall have occurred and any of the consequences thereof, and, in such event, Bank and Borrower shall be restored to their respective former positions, rights and obligations. Any Default or Event of Default so waived shall for all purposes of this Collateral Assignment be deemed to have been cured and not to be continuing, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any consequences thereof.

                  5.7 Cumulative Remedies. All rights and remedies of Bank hereunder are cumulative and may be exercised singularly or concurrently, and the exercise of any one or more of them shall not be a waiver of any other.

         6.        Miscellaneous.

                  6.1 Amendment: Entire Agreement. This Collateral Assignment cannot be amended, modified or supplemented except by an agreement in writing signed by Borrower and the Bank. Any amendment, extension, renewal or restructure of the indebtedness evidenced by the Note shall not affect the validity of this Collateral Assignment. This Collateral Assignment constitutes the entire agreement of the parties hereto with respect to the matters dealt with herein, except as expressly indicated to the contrary herein.

                  6.2 Notices. Except as otherwise provided herein, all notices and other communications required or permitted hereunder shall be in writing and shall be deemed given as set forth in the Loan Agreement.

                  6.3 Waivers: Consents. Borrower does hereby (i) consent to all extensions and renewals of the indebtedness evidenced by the Note, (ii) consent to the addition, release or substitution of any person other than Borrower liable on any portion of the said indebtedness, and (iii) consent to any substitutions for, exchanges of or releases of the collateral described in this Collateral Assignment, or any portion thereof.

                  6.4 Survival of Representations and Warranties. All representations and warranties of Borrower contained herein or made in writing by Borrower in connection herewith shall continue and shall survive the execution and delivery of this Collateral Assignment.

                  6.5 Successors and Assigns. All covenants and agreements in this Collateral Assignment made by Borrower and Bank shall inure to the benefit of, and shall be binding upon Bank and Borrower and their respective successors and assigns, whether so expressed or not.

     6.6  Descriptive   Headings.   The  descriptive  headings  of  the  several
paragraphs of this Collateral Assignment are inserted for convenience only and do not constitute a part of this Collateral Assignment.

     6.7 Governing Law. This Collateral Assignment is executed and delivered in the State of Oklahoma, and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Oklahoma.

     6.8 Severability. In the event any one or more of the provisions contained in this Collateral Assignment shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

                  IN WITNESS WHEREOF, Borrower has executed and delivered this Collateral Assignment to and in favor of Bank as of the date first set forth above.

               BORROWER:  Tower Tech, Inc., an Oklahoma corporation
                          By: ss/CHARLES D. WHITSITT, Chief Financial Officer
                          ---------------------------------------------------
                          Charles D. Whitsitt


STATE OF OKLAHOMA                            )
                                             ) SS:
COUNTY OF OKLAHOMA                           )

                  Before me, the undersigned, a Notary Public, within and for said County and State, on this _____ day of __________________, 1999, personally appeared Charles Whitsitt, to me known to be the identical person who as Chief Financial Officer subscribed the name of Tower Tech, Inc. the maker thereof to the within and foregoing instrument and acknowledged to me that he executed the same as his free, voluntary act and deed, and as the free and v6luntary act and deed of such corporation, for the uses and purposes set forth.

In Testimony Whereof, I have hereunto set my hand and official seal the day and year last above written.
My Commission Expires:                                        Notary Public

                                   EXHIBIT "D"


                               GUARANTY AGREEMENT


                  FOR VALUABLE CONSIDERATION, the receipt of which by the undersigned (the "Guarantor'1) is hereby acknowledged, and to induce People First Bank (the "Lender") to extend credit to Tower Tech, Inc., an Oklahoma corporation (the "Borrower"), in the aggregate amount of $6,500,000.00, as evidenced by that certain Promissory Note (the "Note") of even date herewith, the Guarantor hereby covenants and agrees with the Lender as follows:

         1. The Guarantor unconditionally and absolutely guarantees to the Lender, its successors and assigns, the full and prompt payment when due, whether at stated maturity, by acceleration or otherwise, and at all times thereafter, of the Note, all other extensions of credit by the Lender in favor of the Borrower, all other obligations of the Borrower to the Lender, and any extensions, renewals or modifications thereof, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing or due or to become due, and all interest thereon, and the Guarantor further guarantees the full, punctual and faithful performance of each and every covenant, term, condition and obligation to be performed by the Borrower in respect to the Note, any mortgage and security agreement securing the payment of the Note and Borrower's performance of the Amended and Restated Loan Agreement of even date herewith, by and between the Lender, the Borrower, the Guarantor and others (as amended from time to time, the "Loan Agreement") and any document executed in connection therewith (all such indebtedness, extensions of credit and obligations being hereinafter collectively called the "Liabilities").

         The undersigned further agrees to pay all expenses (including but not limited to attorneys' fees, court costs and legal expenses) paid or incurred by the Lender, its successors or assigns, in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this Guaranty. The Guarantor further guarantees that all payments made by the Borrower to the Lender on any obligation hereby guaranteed will, when made, be final and agrees that, if any such payment is recovered from, or repaid by, the Lender in whole or in part in any bankruptcy, insolvency or similar proceeding instituted by or against the Borrower, this Guaranty shall continue to be fully applicable to such obligation to the same extent as though the payment so recovered or repaid had never been originally made on such obligation.

     2. This Guaranty shall, in all respects, be a continuing, absolute and unconditional guaranty of payment, and not collection, and shall remain in full force and effect (notwithstanding, without limitation, the validity, regularity or enforceability of the Note, the Loan Agreement or any document executed in connection therewith, or any other agreement or document relating to the Liabilities). The Guarantor further agrees that its obligation hereunder shall be unconditional irrespective of any other circumstances which might otherwise constitute a discharge at law or in equity of a guarantor or surety.

         3. Without in any way affecting the liability of the Guarantor hereunder, the Lender may, from time to time, at its sole discretion and without notice to the Guarantor, take any or all of the following actions:

                                    (a)     Retain or obtain a security interest
                  in any property to secure any of the Liabilities or any obligation hereunder;

                                    (b)   Retain  or  obtain   the   primary  or
                  secondary obligation of any obligor or obligors, in addition to the Borrower and the Guarantor, with respect to any of the Liabilities;

                                    (c) Extend or renew for one or more  periods
                  (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of the Borrower or the Guarantor or any obligation of any nature of any other obligor with respect to any of the Liabilities; or,

                                    (d) Fail to perfect or release its  security
                  interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property; or,

                                    (e)  Resort  to  the  Guarantor  or  to  any
                  collateral securing this Guaranty for payment or performance of any of the Liabilities, whether or not the Lender shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against the Borrower or any other obligor primarily or secondarily obligated with respect to any of the Liabilities.

         4. Nothing herein contained shall prevent the Lender from suing on any instrument or document evidencing all or any part of the Liabilities, or from foreclosing any lien held by the Lender upon any property securing the Liabilities or from exercising any other rights available to it against the Borrower, and, if such foreclosure or other remedy is availed of only the net proceeds therefrom, after deduction of all charges and expenses of every kind and nature whatsoever, shall be applied in reduction of the Liabilities, and the Lender shall not be required to institute proceedings to recover any deficiency as a condition of payment hereunder or enforcement hereof. At any sale of any security or collateral for the Liabilities or any part thereof, whether by foreclosure or otherwise, the Lender may, at its discretion, purchase all or any part of such collateral so sold or offered for sale for its own account and may apply against the amount bid therefor the balance due on the Liabilities.

         5. Any amounts received by the Lender from whatsoever source on account of the Liabilities may be applied by it toward the payment of such of the Liabilities, and in such order of application, as the Lender may from time to time elect; and, notwithstanding any payments made by or for the account of the Guarantor pursuant to this Guaranty, the Guarantor shall not be subrogated to any rights of the Lender until such time as the Lender has received payment of the full amount of all Liabilities and of all obligations of the Guarantor hereunder.

         6. The Guarantor hereby expressly waives:

                                  (a) Notice of the acceptance by the Lender of this Guaranty;

                                  (b) Notice of the existence or creation or nonpayment of all or any of the Liabilities;

                                  (c) Presentment, demand, notice of dishonor or protest;
                                        2

                                  (d)     All setoffs and counterclaims; and,

                                  (e) All diligence in collection or protection of or realization upon the Liabilities or any portion thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

         7. The Lender may, from time to time, without notice to the Guarantor, assign or transfer any of the Liabilities owing to it or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were the Lender; provided, however, that unless the Lender shall otherwise consent in writing, the Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Guaranty, for the benefit of the Lender as to those of the Liabilities owing to it which the Lender has not assigned or transferred.

         8. No delay on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon the Lender, except as expressly set forth in a writing duly signed and delivered on behalf of the Lender. No action of the Lender permitted hereunder shall in any way affect or impair the rights of the Lender and the obligation of the Guarantor under this Guaranty.

         9. The Guarantor agrees and acknowledges that the execution and delivery of this Guaranty by the Guarantor is for a valid, proper and bona fide business purpose of the Guarantor.

         10.  The  Guarantor   agrees  to  maintain   adequate  records  of  all
transactions so that at any time and from time to time the true and complete financial condition of the Guarantor may be readily determined.

         Guarantor shall furnish to the Lender, within 60 days following the end of each calendar year while any portion of the Liabilities remains unpaid, the Guarantor's full and complete financial statement, prepared in form acceptable to Lender and on a basis consistent with the prior year. Guarantor shall further furnish Lender with a full, true and correct copy of Guarantor's personal Federal income tax return within two weeks of filing, but in no event later than October 31 of each year.

         11. This Guaranty shall be binding upon the Guarantor and upon the heirs, personal representatives, successors and assigns of the Guarantor; and all references herein to the Borrower shall be deemed to include any successor or successors, whether immediate or remote, of the Borrower.

         12. This instrument is executed and delivered as an incident to a transaction negotiated and consummated in, and shall be construed according to the laws of, the State of Oklahoma.

         13. The Guarantor hereby agrees that the rights of the Lender created by this Guaranty shall be cumulative and not in the alternative.

                                        3

         14. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or held invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

                  SIGNED AND DELIVERED this 23rd day of April, 1999.



                  ss/HAROLD D. CURTIS, Individually
                  ---------------------------------------
                  Harold D. Curtis





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